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                                                                   EXHIBIT 10.23


                               SECOND AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2000 (this "AMENDMENT AGREEMENT"), is made by and among DUANE READE, a New York general partnership (the "BORROWER"), each Designated Guarantor (such capitalized term and other capitalized terms used in this preamble and the recitals below have the meaning set forth in, or as defined by reference in, ARTICLE I), DLJ CAPITAL FUNDING, INC., as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders, and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Designated Guarantors, various financial institutions (the "LENDERS"), the Agents and Credit Lyonnais New York Branch, as the documentation agent for the Lenders have heretofore entered into the Third Amended and Restated Credit Agreement, dated as of March 17, 2000 (as amended or otherwise modified prior to the date hereof the "EXISTING CREDIT AGREEMENT"and as so amended, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower and the Designated Guarantors have requested, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "AMENDMENT AGREEMENT" is defined in the PREAMBLE.

         "AMENDMENT EFFECTIVE DATE" is defined in SECTION 3.1.



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         "BORROWER" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "LENDERS" is defined in the FIRST RECITAL.

         SECTION 1.2. OTHER DEFINITIONS. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment Agreement with such meanings.


                                   ARTICLE II
                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
ARTICLE II; except as so amended, the Existing Credit Agreement and all Exhibits and Schedules thereto shall continue in full force and effect and are in all respects hereby ratified and confirmed.

         SECTION 2.1.  AMENDMENT TO ARTICLE I OF THE EXISTING CREDIT AGREEMENT.

         (a) Section 1.1 of such Article is hereby amended by inserting in the proper alphabetical locations the following definitions:

                  "SECOND AMENDMENT" means the Second Amendment to the Third Amended and Restated Credit Agreement, dated as of October 31, 2000, among the Borrower, the Designated Guarantors, the Lenders parties thereto and the Agents.

                  "SECOND AMENDMENT EFFECTIVE DATE" means the Amendment Effective Date (as defined in the Second Amendment).

         (b) The definition of "ADDITIONAL TERM C LOAN COMMITMENT AMOUNT" in
Section 1.1 of such Article is hereby amended and restated in its entirety to read as follows:

                  "ADDITIONAL TERM C LOAN COMMITMENT AMOUNT" means on the Second Amendment Effective Date, $0, as such amount may be increased so long as the aggregate amount of Additional Term C Loans made hereunder does not exceed $50,000,000, of which the Borrower has borrowed $30,000,000 prior to the Second Amendment Effective Date.

         (c) The definition of "APPLICABLE MARGIN" in Section 1.1 of such
Article is hereby


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amended and restated in its entirety to read as follows:

         "APPLICABLE MARGIN" means

                  (a) prior to the Second Amendment Effective Date, the rate calculated in accordance with the Existing Credit Agreement as in effect immediately prior to the Effective Date; and

                  (b) on and after the Second Amendment Effective Date, with respect to the unpaid principal amount of:

                           (i) each Swing Line Loan (each of which shall be
                  borrowed and maintained only as a Base Rate Loan), each Term A Loan and each Revolving Loan maintained as a Base Rate Loan, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term A Loans, Revolving Loans and Swing Line Loans maintained as Base Rate Loans";

                           (ii) each Term A Loan and each Revolving Loan
                  maintained as a LIBO Rate Loan, by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term A Loans and Revolving Loans Maintained as LIBO Rate Loans";

                           (iii) each Term B Loan maintained as a Base Rate Loan
                  by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term B Loans maintained as Base Rate Loans";

                           (iv) each Term B Loan maintained as a LIBO Rate Loan,
                  by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term B Loans maintained as LIBO Rate Loans";

                           (v) each Term C Loan maintained as a Base Rate Loan
                  by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term C Loans maintained as Base Rate Loans"; and

                           (vi) each Term C Loan maintained as a LIBO Rate Loan,
                  by reference to the Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Term C Loans maintained as LIBO Rate Loans":



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

                                                APPLICABLE
                                                MARGIN FOR
                                               TERM A LOANS,         APPLICABLE
                                              REVOLVING LOANS        MARGIN FOR          APPLICABLE         APPLICABLE
                                                    AND            TERM A LOANS AND       MARGIN FOR         MARGIN FOR
                                              SWING LINE LOANS     REVOLVING LOANS       TERM B LOANS       TERM B LOANS
                                               MAINTAINED AS        MAINTAINED AS       MAINTAINED AS       MAINTAINED AS
             LEVERAGE RATIO                   BASE RATE LOANS      LIBO RATE LOANS     BASE RATE LOANS     LIBO RATE LOANS
             --------------                   ---------------      ---------------     ---------------     ---------------
                                > 5.00             2.00%                3.00%               2.25%               3.25%
 less than or equal to 5.00 and >= 4.00            1.75%                2.75%               2.00%               3.00%
 less than or equal to 4.00 and >= 3.50            1.25%                2.25%               2.00%               3.00%
 less than or equal to 3.50 and >= 3.00            0.75%                1.75%               2.00%               3.00%
 less than or equal to 3.00                        0.50%                1.50%               2.00%               3.00%



                                                APPLICABLE          APPLICABLE
                                              MARGIN FOR TERM    MARGIN FOR TERM C
                                                  C LOANS              LOANS
                                               MAINTAINED AS       MAINTAINED AS
             LEVERAGE RATIO                   BASE RATE LOANS     LIBO RATE LOANS
             --------------                   ---------------     ---------------
                                > 5.00             2.25%               3.25%
 less than or equal to 5.00 and >= 4.00            2.00%               3.00%
 less than or equal to 4.00 and >= 3.50            2.00%               3.00%
 less than or equal to 3.50 and >= 3.00            2.00%               3.00%
 less than or equal to 3.00                        2.00%               3.00%


         The Leverage Ratio used to compute the Applicable Margin for all Loans shall be equal to the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Administrative Agent pursuant to CLAUSE (D) of SECTION 7.1.1. Changes in the Applicable Margin for such Loans resulting from a change in the Leverage Ratio shall become effective upon delivery by Holdings to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE
         (D) of SECTION 7.1.1. If Holdings fails to deliver a Compliance Certificate within the number of days required pursuant to CLAUSE (D) of SECTION 7.1.1, the Applicable Margin for all Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered through (but excluding) the date Holdings delivers to the Administrative Agent an appropriately completed Compliance Certificate shall conclusively equal the highest Applicable Margin for all Loans of the same type set forth above.

         SECTION 2.2. AMENDMENT TO ARTICLE II OF THE EXISTING CREDIT AGREEMENT. Clause (a) Section 2.1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

                           (a) At any time, and from time to time, on any date
                  on or after the Amendment Effective Date but prior to the Additional Term C Loan Commitment Termination Date, each Lender that agrees, pursuant to this Section, to have a Percentage in excess of zero of an Additional Term C Loan Commitment will make loans (each such loan an "ADDITIONAL TERM C LOAN") to the Borrower pursuant to CLAUSE (G) of this
                  SECTION 2.1.1 (the commitment of each such Lender described in this CLAUSE (A) of SECTION 2.1.1 is herein referred to as its "ADDITIONAL TERM C LOAN COMMITMENT").

         SECTION 2.3. AMENDMENT TO ARTICLE VII OF THE EXISTING CREDIT AGREEMENT.
Section 7.2.4 of the Existing Credit Agreement is hereby amended as follows:


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         (a) Clause (b) of Section 7.2.4 of the Existing Credit Agreement is
hereby amended in its entirety to read as follows:

                  (b) LEVERAGE RATIO. Each of the Borrower and each Designated Guarantor will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending after the Second Amendment Effective Date and occurring during any period set forth below to be greater than the ratio set forth opposite such period:


                 PERIOD                              LEVERAGE RATIO
                 ------                              --------------
         third Fiscal Quarter of the                     3.90:1
         2000 Fiscal Year through and
         including the second Fiscal
         Quarter of the 2001 Fiscal
         Year
         third Fiscal Quarter of the                     3.85:1
         2001 Fiscal Year
         fourth Fiscal Quarter of the                    3.75:1
         2001 Fiscal Year through and
         including the third Fiscal
         Quarter of the 2002 Fiscal
         Year
         fourth Fiscal Quarter of the                    3.00:1
         2002 Fiscal Year and each
         Fiscal Quarter thereafter

         (b) Clause (c) of Section 7.2.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  (c) INTEREST COVERAGE RATIO. Each of the Borrower and each Designated Guarantor will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending after the Second Amendment Effective Date and occurring during any period set forth below to be less than the ratio set forth opposite such period:


                 PERIOD                         INTEREST COVERAGE RATIO
                 ------                         -----------------------
         third Fiscal Quarter of the                     2.75:1
         2000 Fiscal Year through the
         third Fiscal Quarter of the
         2002 Fiscal Year
         fourth Fiscal Quarter of the                    3.00:1
         2002 Fiscal Year and each
         Fiscal Quarter thereafter



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                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.1. AMENDMENT EFFECTIVE DATE. This Amendment Agreement (and the amendments and modifications contained herein) shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this ARTICLE III shall have been fulfilled to the reasonable satisfaction of the Agents.

         SECTION 3.1.1. EXECUTION OF COUNTERPARTS. The Agents shall have received executed counterparts of this Amendment Agreement, duly executed and delivered on behalf of each of the Borrower, the Designated Guarantors and the Agents and the Administrative Agent shall have confirmed to the Borrower and the Syndication Agent that it has received from the Required Lenders (which shall include those Lenders holding greater than 50% of the aggregate amount of Loans outstanding under each Tranche) their respective consents hereto.

         SECTION 3.1.2. RESOLUTIONS, ETC. The Agents shall have received, with a copy for each Lender, from each Obligor a certificate, dated the Amendment Effective Date, of its Secretary, Assistant Secretary or general partners, as applicable, as to (i) resolutions of its Board of Directors or all partnership action, as applicable, then in full force and effect authorizing the execution, delivery and performance of this Amendment Agreement, (ii) the incumbency and signatures of those of its officers or general partners, as applicable, authorized to act with respect to this Amendment Agreement and each such other Loan Document executed by it and (iii) the full force and validity of its Organic Documents and true and complete copies of all amendments thereto since the Closing Date, upon which certificate each Agent, the Documentation Agent, the Issuer and each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or general partners, as applicable, of such Obligor canceling or amending such prior certificate.

         SECTION 3.1.3. OPINION OF COUNSEL. The Agents shall have received an opinion, dated the Second Amendment Effective Date and addressed to the Agents, the Documentation Agent and all of the Lenders from Latham & Watkins, special New York counsel to each of the Obligors, in form and substance reasonably satisfactory to the Agents and its counsel.

         SECTION 3.1.4. AMENDMENT FEE. The Agents shall have received, (a) for the account of each Lender that delivers an executed consent to the Amendment Agreement to the Syndication Agent prior to 5:00 p.m., New York City time, October 31, 2000, an amendment fee in an amount equal to .125% of each such Lender's Percentage of the sum of (i) the outstanding principal amount of Term Loans owing to such Lender on such date PLUS (ii) the sum of the products of such Lender's relevant Percentage of each Commitment of such Lender to make Revolving Loans multiplied by the relevant Revolving Loan Commitment Amount on such date and (b) all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement to the extent then invoiced.



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         SECTION 3.1.5. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agents and their counsel. The Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to execute and deliver this Amendment Agreement, each of the Borrower and each Designated Guarantor hereby represents and warrants as set forth below:

                  (a) Both before and immediately after giving effect to this Amendment Agreement,

                           (i) the representations and warranties set forth in
                  Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7 of the Credit Agreement) and each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                           (ii) except as disclosed by the Borrower or any
                  Designated Guarantor to the Agents, the Documentation Agent and the Lenders pursuant to Section 6.7 of the Credit Agreement

                                    (A) no labor controversy, litigation,
                           arbitration or governmental investigation or proceeding (including any relating to any Pharmaceutical Law) is pending or, to the knowledge of the Borrower or any Designated Guarantor, threatened against the Borrower, any Designated Guarantor or any of their respective Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Second Amendment, the Credit Agreement, the Notes or any other Loan Document; and

                                    (B) no development has occurred in any labor
                           controversy, litigation, arbitration or governmental investigation or proceeding (including any relating to any Pharmaceutical Law) disclosed pursuant to
                           Section 6.7 of the Credit Agreement which could reasonably be expected to have a Material Adverse Effect; and



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                           (iii) no Default has (or will have) occurred and is
                  (or will be) continuing, and neither the Borrower, any Designated Guarantor nor any of their respective Subsidiaries are in material violation of any law or governmental regulation or court order or decree (including any Pharmaceutical Law).


                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.1. CROSS-REFERENCES. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

         SECTION 5.2. LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         SECTION 5.3. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.4. COUNTERPARTS. This Amendment Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.5. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BORROWER:
                                        DUANE READE
                                        By   Duane Reade Inc., a general partner


                                             By  _______________________________
                                                 Title:

                                        By   DRI I Inc., a general partner


                                             By  _______________________________
                                                 Title:

                                        PARENT GUARANTORS:
                                        DUANE READE INC.


                                        By  ____________________________________
                                            Title:


                                        DRI I INC.


                                        By  ____________________________________
                                            Title:


                                        AFFILIATE GUARANTORS:
                                        DUANE READE INTERNATIONAL, INC.


                                        By  ____________________________________
                                            Title:


                                        DUANE READE REALTY, INC.


                                        By  ____________________________________
                                            Title:

                                        AGENTS:

                                        DLJ CAPITAL FUNDING, INC., as the
                                          Syndication Agent


                                        By  ____________________________________
                                            Title:


                                        FLEET NATIONAL BANK, as the
                                           Administrative Agent


                                        By  ____________________________________
                                            Title: